SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:

                                  June 26, 2000

                           Export Funding Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                  33-49560                 56-1782848
    (State of other juris-         (Commission               (I.R.S. Employer
   diction of incorporation)    Registration Number)   Identification Number)

                           Export Funding Corporation
                        Bank of America Corporate Center
                               100 N. Tryon Street
                                  NC1007-07-01
                        Charlotte, North Carolina  28255
                                 (704) 386-4032
   _______________________________________________________
   (Address of Registrant's principal executive office and Registrant's telephone number, including area code)

Item 5.  Other Events

          This Current Report on Form 8-K is being filed to file a copy of the semi-annual Servicer's Report, dated June 26, 2000, delivered to the Trustee by the Servicer relating to the June 29, 2000 distribution by the Trust on the Class A and Class B Certificates.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits:

          28.  Servicer's Report, dated June 26, 2000.


                        SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EXPORT FUNDING CORPORATION



                              By:  /s/Ana G. Panameno
                                   Ana G. Panameno
Vice President


Dated: June 26,2000


                        SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EXPORT FUNDING CORPORATION



                              By:  /s/Ana G. Panameno
                                   Ana G. Panameno
Vice President

Dated: June 26, 2000
                              EXHIBIT INDEX


                                             Sequentially
                                             Numbered
Exhibit No.         Description              Page

     28        Servicer's Report, dated
               June 26, 2000

EXHIBIT NO. 28